UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019
__________________________________________
Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)
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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D, Xerox Technology Park
Dundalk, Co. Louth
Ireland
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: +353 42 938 8500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12.b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Ordinary Shares, par value of €0.01	CMPR	NASDAQ Global Select Market

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2019, Cimpress N.V. (the "Company") held an Extraordinary General Meeting of Shareholders. At the meeting, we effected an amendment of our articles of association by the execution of a notarial deed of amendment to add a new article 29, setting forth the formula for calculating the compensation payable to shareholders who vote against the Merger (defined below) and apply to have their shares canceled instead of receiving ordinary shares of Cimpress plc.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the meeting, there were 28,497,771 ordinary shares of the Company issued, outstanding, and eligible to vote at the record date of September 27, 2019. All three proposals considered by our shareholders were "non-routine," and as a result, there were no broker non-votes. The voting results for each proposal are set forth below. The proposals are described in more detail in the Company’s definitive proxy statement, dated September 27, 2019.

Proposal	Votes FOR	Votes AGAINST	Abstentions
1. Adopt the resolution to amend our articles of association	21,681,728	1,935	24,917
2. Subject to the amendment of our articles of association per proposal 1, adopt the resolution to enter into a cross-border merger (the "Merger"), providing for the Company to change its jurisdiction of incorporation from The Netherlands to Ireland through the Merger	21,705,807	2,235	538
3. Approve, subject to the effectiveness of the Merger, the creation of distributable profits of Cimpress plc under Irish law	21,681,521	2,145	24,914

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2019        Cimpress N.V.

By:	/s/ Sean E. Quinn
Sean E. Quinn
Executive Vice President and Chief Financial Officer